Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of May 8, 2019, is made by and between JBG SMITH PROPERTIES LP, a limited partnership formed under the laws of the State of Delaware (“Borrower”), the Banks party hereto (the “Banks”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (“Administrative Agent”).
WHEREAS, Borrower, Administrative Agent and the financial institutions initially a signatory to the Existing Credit Agreement (as defined below) together with their successors and assigns under Section 12.05 of the Existing Credit Agreement have entered into that certain Credit Agreement dated as of July 18, 2017 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; capitalized terms used herein and not defined herein have the meanings provided in the Existing Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”));
WHEREAS, Borrower has requested that Administrative Agent and Banks amend certain terms and conditions of the Existing Credit Agreement as described herein; and
WHEREAS, Administrative Agent and the Banks party to this Amendment have agreed to so amend certain terms and conditions of the Existing Credit Agreement to make certain agreed upon modifications on the terms and conditions set forth below in this Amendment.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:
1.Amendments to Existing Credit Agreement. Effective as set forth in Section 2 below, the Existing Credit Agreement is hereby amended as follows (as so amended, the Existing Credit Agreement shall continue in full force and effect):

(a)Section 1.01 of the Existing Credit Agreement is hereby amended to add or amend and restate, as applicable, each of the following defined terms in the appropriate alphabetical order:

“Applicable Margin” means
(a)(i) At any time other than during the Investment Grade Pricing Period and, solely with respect to Term A-2 Loans, prior to July 18, 2019 and other than during the Investment Grade Pricing Period, the percentage rate set forth below corresponding to the level (each, a “Level”) into which the ratio of Total Outstanding Indebtedness to Capitalization Value as determined in accordance with Section 8.01 then falls:

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Level	Ratio of Total Outstanding Indebtedness to Capitalization Value	Applicable Margin for Term A-1 Loans that are LIBOR Loans	Applicable Margin for Term A-1 Loans that are Base Rate Loans	Applicable Margin for Term A-2 Loans that are LIBOR Loans	Applicable Margin for Term A-2 Loans that are Base Rate Loans	Applicable Margin for Ratable Loans that are LIBOR Loans	Applicable Margin for Ratable Loans that are Base Rate Loans
1	≤30%	1.200%	0.200%	1.550%	0.550%	1.100%	0.100%
2	> 30 and ≤35%	1.200%	0.200%	1.650%	0.650%	1.100%	0.100%
3	>35% and ≤40%	1.300%	0.300%	1.700%	0.700%	1.150%	0.150%
4	>40% and ≤45%	1.350%	0.350%	1.750%	0.750%	1.200%	0.200%
5	>45% and ≤50%	1.400%	0.400%	1.900%	0.900%	1.250%	0.250%
6	>50% and ≤55%	1.500%	0.500%	2.050%	1.050%	1.300%	0.300%
7	>55%	1.700%	0.700%	2.350%	1.350%	1.500%	0.500%
and (ii) solely with respect to Term A-2 Loans, on and after July 18, 2019 and other than during an Investment Grade Pricing Period, the percentage rate set forth below corresponding to the Level into which the ratio of Total Outstanding Indebtedness to Capitalization Value as determined in accordance with Section 8.01 then falls:

Level	Ratio of Total Outstanding Indebtedness to Capitalization Value	Applicable Margin for Term A-2 Loans that are LIBOR Loans	Applicable Margin for Term A-2 Loans that are Base Rate Loans
1	≤30%	1.150%	0.150%
2	> 30 and ≤35%	1.150%	0.150%
3	>35% and ≤40%	1.200%	0.200%
4	>40% and ≤45%	1.300%	0.300%
5	>45% and ≤50%	1.400%	0.400%
6	>50% and ≤55%	1.500%	0.500%
7	>55%	1.700%	0.700%
The Applicable Margin shall be determined by Administrative Agent from time to time, based on the ratio of Total Outstanding Indebtedness to Capitalization Value as set forth in the certificate most recently delivered by Borrower pursuant to Section 6.09(3). Any adjustment to the Applicable Margin under this clause (a) shall be effective as of the first day of the calendar month immediately following the month during which Borrower delivers to Administrative Agent the applicable certificate pursuant to Section 6.09(3). At such time or times as the Applicable Margin is determined under this clause (a), if Borrower fails to deliver a certificate within the applicable time period required pursuant to such Section and such failure continues for three days following notice of such failure from Administrative Agent to Borrower, then the Applicable Margin shall equal the percentages corresponding to Level 7

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from the date of such notice until the first day of the calendar month immediately following the month that the required certificate pursuant to Section 6.09(3) is delivered. Notwithstanding the foregoing, for the period from the Closing Date through but excluding the date on which Administrative Agent first determines the Applicable Margin for Loans as set forth above, the Applicable Margin shall be determined based on Level 1. Thereafter, such Applicable Margin shall be adjusted from time to time as set forth in this definition.
(b)(i) During the Investment Grade Pricing Period and, solely with respect to Term A-2 Loans, prior to July 18, 2019 during the Investment Grade Pricing Period, the percentage rate set forth in the table below corresponding to the Level into which the Credit Rating then falls;

Level	S&P/Moody’s/Fitch Rating	Applicable Margin for Term A-1 Loans that are LIBOR Loans	Applicable Margin for Term A-1 Loans that are Base Rate Loans	Applicable Margin for Term A-2 Loans that are LIBOR Loans	Applicable Margin for Term A-2 Loans that are Base Rate Loans	Applicable Margin for Ratable Loans that are LIBOR Loans	Applicable Margin for Ratable Loans that are Base Rate Loans
1	A-/A3 or better	0.900%	0.000%	1.500%	0.500%	0.825%	0.000%
2	BBB+/Baa1	0.950%	0.000%	1.550%	0.550%	0.875%	0.000%
3	BBB/Baa2	1.100%	0.100%	1.650%	0.650%	1.000%	0.000%
4	BBB-/Baa3	1.350%	0.350%	1.900%	0.900%	1.200%	0.200%
5	<BBB-/Baa3/ Unrated	1.750%	0.750%	2.450%	1.450%	1.550%	0.550%
and (ii) solely with respect to Term A-2 Loans, during an Investment Grade Pricing Period occurring on and after July 18, 2019, the percentage rate set forth in the table below corresponding to the Level into which the Credit Rating then falls:

Level	S&P/Moody’s/Fitch Rating	Applicable Margin for Term A-2 Loans that are LIBOR Loans	Applicable Margin for Term A-2 Loans that are Base Rate Loans
1	A-/A3 or better	0.850%	0.000%
2	BBB+/Baa1	0.900%	0.000%
3	BBB/Baa2	1.000%	0.000%
4	BBB-/Baa3	1.250%	0.250%
5	<BBB-/Baa3/ Unrated	1.650%	0.650%
Any change in the Credit Rating which would cause the Applicable Margin to be determined at a different Level shall be effective as of the first day of the first calendar month immediately following receipt by Administrative Agent of written notice delivered by Borrower in accordance with Section 6.09(14) that the Credit Rating has changed (or, if earlier,

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the date on which Borrower shall receive written notice of such change from Administrative Agent); provided, however, if Borrower has not delivered the notice required by such Section but Administrative Agent becomes aware that the Credit Rating has changed, then Administrative Agent may, in its reasonable discretion, adjust the Level at which the Applicable Margin is determined effective as of the first day of the first calendar month following the date Administrative Agent becomes aware that the Credit Rating has changed. The Applicable Margin for purposes of this clause (b) shall be determined based on the Level corresponding to the lower of the highest two Credit Ratings; provided that if the higher two Credit Ratings are from S&P and Moody’s, then the Applicable Margin for purposes of this clause (b) shall be determined based on the higher of such two Credit Ratings. During any period for which Borrower has received a Credit Rating from only one Rating Agency, the Applicable Margin for purposes of this clause (b) shall be determined based on such Credit Rating so long as such Credit Rating is from either S&P or Moody’s. During any period during the Investment Grade Pricing Period that Borrower has (a) no Credit Rating from any Rating Agency or (b) received a Credit Rating from only one Rating Agency that is neither S&P or Moody’s, the Applicable Margin for purposes of this clause (b) shall be determined based on Level 5.
(c)The provisions of clause (a) of this definition shall be subject to the last paragraph of Section 2.06.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
“Dividing Person” has the meaning assigned to it in the definition of “Division.”
“Division” means the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive.
“Division Successor” means any Person that, upon the consummation of a Division of a Dividing Person, holds all or any portion of the assets, liabilities and/or obligations previously held by such Dividing Person immediately prior to the consummation of such Division. A Dividing Person which retains any of its assets, liabilities and/or obligations after a Division shall be deemed a Division Successor upon the occurrence of such Division.
“Final Term A-1 Loan Availability Date” means July 17, 2020.
“First Amendment Effective Date” means May 8, 2019.

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“LIBOR Base Rate” means, subject to the implementation of a Replacement Rate in accordance with Section 3.02(ii), with respect to any LIBOR Loan for any Interest Period, the rate of interest per annum determined on the basis of the rate for deposits in U.S. Dollars for a period equal to the applicable Interest Period which appears on Reuters Screen LIBOR01 Page (or a comparable or successor quoting service approved by Administrative Agent) at approximately 11:00 a.m. (London time) two (2) Banking Days prior to the first day of the applicable Interest Period; provided that if as so determined the LIBOR Base Rate (including, without limitation, any Replacement Rate with respect thereto) shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. If, for any reason, the rate referred to in the preceding clause (i) does not appear on Reuters Screen LIBOR01 Page (or any applicable successor page), then the LIBOR Base Rate shall be determined by Administrative Agent to be the arithmetic average of the rate per annum at which deposits in U.S. Dollars would be offered by first class banks in the London interbank market to Administrative Agent at approximately 11:00 a.m. (London time) two (2) Banking Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period; provided that if as so determined the LIBOR Base Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. Notwithstanding the foregoing, unless otherwise specified in any amendment to this Agreement entered into in accordance with Section 3.02(ii), in the event that a Replacement Rate with respect to the LIBOR Base Rate is implemented, then all references herein to the LIBOR Base Rate shall be deemed to be references to such Replacement Rate.
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
“Replacement Rate” has the meaning given that term in Section 3.02(ii).
(b)Section 3.02 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

Section 3.02    Alternate Rate of Interest.
(i) Anything herein to the contrary notwithstanding, unless and until a Replacement Rate is implemented in accordance with clause (ii) below, if, on or prior to the determination of the LIBOR Base Rate for any Interest Period:
(a)Administrative Agent shall determine (which determination shall be conclusive absent manifest error) that reasonable and adequate means do not exist for ascertaining the LIBOR Base Rate for such Interest Period;
(b)Administrative Agent reasonably determines (which determination shall be conclusive absent manifest error) that quotations of interest rates for the relevant deposits referred to in the definition of the LIBOR Base Rate are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for LIBOR Loans as provided herein; or
(c)Administrative Agent reasonably determines (which determination shall be conclusive absent manifest error) that the relevant rates of interest referred to in the definition of the LIBOR Base Rate upon the basis of which the rate of interest for LIBOR Loans for such Interest Period is to be determined are not likely to adequately and fairly reflect the cost to Banks of making or maintaining LIBOR Loans for such Interest Period;
then Administrative Agent shall give Borrower and each Bank prompt notice thereof and, so long as such condition remains in effect, Banks shall be under no obligation to, and shall not, make

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additional LIBOR Loans, Continue LIBOR Loans or Convert Loans into LIBOR Loans and Borrower shall, on the last day of each current Interest Period for each outstanding LIBOR Loan, either prepay such Loan or Convert such Loan into a Base Rate Loan.
(ii) Notwithstanding anything to the contrary in Section 3.02(i) above, if Administrative Agent or Required Banks have made the determination (such determination to be conclusive absent manifest error) that (a) the circumstances described in Section 3.02(i)(a) or (i)(b) have arisen and that such circumstances are unlikely to be temporary, (b) any applicable interest rate specified herein is no longer a widely recognized benchmark rate for newly originated loans in Dollars in the U.S. syndicated loan market or (c) the applicable supervisor or administrator (if any) of any applicable interest rate specified herein or any Governmental Authority having or purporting to have jurisdiction over Administrative Agent has made a public statement identifying a specific date after which any applicable interest rate specified herein shall no longer be used for determining interest rates for loans in Dollars in the U.S. syndicated loan market, then Administrative Agent may, to the extent practicable (in consultation with Borrower and as determined by Administrative Agent to be generally in accordance with similar situations in other transactions in which it is serving as administrative agent or otherwise consistent with market practice generally), establish a replacement interest rate (the “Replacement Rate”), in which case, the Replacement Rate shall, subject to the next two sentences, replace such applicable interest rate for all purposes under the Loan Documents unless and until (A) an event described in Section 3.02(i)(a) or (i)(b), 3.02(ii)(a), 3.02(ii)(b) or 3.02(ii)(c) occurs with respect to the Replacement Rate or (B) Administrative Agent (or Required Banks through Administrative Agent) notifies Borrower that the Replacement Rate does not adequately and fairly reflect the cost to Banks of funding the Loans bearing interest at the Replacement Rate. In connection with the establishment and application of the Replacement Rate, this Agreement and the other Loan Documents shall be amended solely with the consent of Administrative Agent and Borrower, as may be necessary or appropriate, in the opinion of Administrative Agent, to effect the provisions of this Section 3.02(ii). Notwithstanding anything to the contrary in this Agreement or the other Loan Documents (including, without limitation, Section 12.02), such amendment shall become effective without any further action or consent of any other party to this Agreement so long as Administrative Agent shall not have received, within five (5) Banking Days of the delivery of such amendment to Banks, written notices from such Banks that in the aggregate constitute Required Banks, with each such notice stating that such Bank objects to such amendment. To the extent the Replacement Rate is approved by Administrative Agent in connection with this clause (ii), the Replacement Rate shall be applied in a manner consistent with market practice; provided that, in each case, to the extent such market practice is not administratively feasible for Administrative Agent, such Replacement Rate shall be applied as otherwise reasonably determined by Administrative Agent (it being understood that any such modification by Administrative Agent shall not require the consent of, or consultation with, any of the Banks).
(c)Section 5.18 of the Existing Credit Agreement is hereby amended (i) to insert “(a)” before the words “Neither this Agreement” appearing therein and (ii) to add the following new clause (b) immediately after clause (a) appearing therein:
(b)    As of the First Amendment Effective Date, the information included in each Beneficial Ownership Certification is true and correct in all respects.
(d)Section 6.09 of the Existing Credit Agreement is hereby amended (i) to delete the word “and” appearing at the end of clause (14) appearing therein; (ii) to change the period appearing at the end of clause (15) appearing therein to a semi-colon; and (iii) to insert the following new clauses (16) and (17) immediately after clause (15) appearing therein:

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(16)    Promptly, upon each request, such information and documentation as a Bank may request in order to comply with applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act and the Beneficial Ownership Regulation; and
(17)    Prompt written notice of any change in the information provided in the Beneficial Ownership Certification delivered to any Bank that would result in a change to the list of beneficial owners identified in such certification.
(e)Clause (b) of Section 7.01 of the Existing Credit Agreement is hereby amended (i) to insert the words “and whether effected pursuant to a Division or otherwise” after the words “whether in one transaction or in a series of transactions” appearing therein, (ii) to insert the phrase “(including pursuant to a Division)” after the words “in the case of a sale, assignment or disposition” appearing in clause (i) therein, (iii) to insert the phrase “(including pursuant to a Division)” after the words “being conveyed, sold, leased, subleased or otherwise transferred or disposed” appearing in clause (ii) therein and (iv) to insert the proviso “provided, that, in each case described in this Section 7.01, if any Loan Party that is a limited liability company consummates a Division, each Division Successor shall be required to comply with the obligations set forth in Section 6.10” immediately before the “and” appearing at the end of clause (2) therein.

(f)Article X of the Existing Credit Agreement is hereby amended to insert the following new Sections 10.18 and 10.19 immediately after Section 10.17 appearing therein:

Section 10.18.        Rates.
Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the rates in the definition of “LIBOR Base Rate”.
Section 10.19.        Certain ERISA Matters.
(a)Each Bank (x) represents and warrants, as of the date such Person became a Bank party hereto, that, and (y) covenants, from the date such Person became a Bank party hereto to the date such Person ceases being a Bank party hereto, for the benefit of, Administrative Agent, each Lead Arranger and each Bookrunner and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of Borrower, that at least one of the following is and will be true:

(i)such Bank is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Bank’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Loan Commitments or this Agreement;

(ii)the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Bank’s entrance into, participation in,

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administration of and performance of the Loans, this Agreement, and, with respect to a Ratable Loan Bank, the Ratable Loan Commitments;

(iii)(A) such Bank is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Bank to enter into, participate in, administer and perform the Loans, this Agreement and, with respect to a Ratable Loan Bank, the Ratable Loan Commitments, (C) the entrance into, participation in, administration of and performance of the Loans, this Agreement and, with respect to a Ratable Loan Bank, the Ratable Loan Commitments satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Bank, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Bank’s entrance into, participation in, administration of and performance of the Loans, this Agreement and, with respect to a Ratable Loan Bank, the Ratable Loan Commitments; or

(iv)such other representation, warranty and covenant as may be agreed in writing between Administrative Agent, in its sole discretion, and such Bank.

(b)In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Bank or (2) a Bank has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Bank further (x) represents and warrants, as of the date such Person became a Bank party hereto, and (y) covenants, from the date such Person became a Bank party hereto to the date such Person ceases being a Bank party hereto, for the benefit of, Administrative Agent, each Lead Arranger, each Bookrunner and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of Borrower or any other Loan Party, that none of Administrative Agent, any Lead Arranger or any Bookrunner or any of their respective Affiliates is a fiduciary with respect to the assets of such Bank involved in such Bank’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Loan Commitments and this Agreement (including in connection with the reservation or exercise of any rights by Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).

(g)Section 12.02 of the Existing Credit Agreement is hereby amended to add the following new clause (e) immediately following clause (d) appearing therein:

(e)    Notwithstanding anything to the contrary in this Section 12.02, Administrative Agent and Borrower may, without the consent of any Bank, (x) enter into amendments or modifications to this Agreement or any of the other Loan Documents or (y) enter into additional Loan Documents, in each case, as Administrative Agent reasonably deems appropriate in order to implement any Replacement Rate or otherwise effectuate the terms of Section 3.02(ii) in accordance with the terms of Section 3.02(ii).
2.Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction or waiver of the following conditions precedent:

(a)Administrative Agent shall have received:

(i)counterparts of this Amendment duly executed and delivered by Borrower, Administrative Agent and each Bank; and

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(ii)a certificate dated as of the First Amendment Effective Date signed by a Responsible Officer of Borrower stating, to the best of the certifying party’s knowledge, the following:
(A)All representations and warranties of Borrower and the other Loan Parties contained in this Amendment, in the Amended Credit Agreement and in each of the other Loan Documents are true and correct in all material respects on and as of the First Amendment Effective Date as though made on and as of such date (except in those cases where such representation or warranty expressly relates to an earlier date or is qualified as to “materiality”, “Material Adverse Change” or similar language (which shall be true and correct in all respects) and except for changes in factual circumstances not prohibited thereunder), and

(B)No Default or Event of Default has occurred and is continuing.

(b)All fees owed to the Banks incurred in connection with this Amendment and required to be paid as of the First Amendment Effective Date and all expenses (including, without limitation, the reasonable and documented out-of-pocket fees and expenses of legal counsel of Administrative Agent) for which invoices have been presented to Borrower on or prior to the First Amendment Effective Date shall have been paid.

(c)At least five (5) days prior to the date hereof, Borrower shall have delivered, on behalf of itself and any Guarantor that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to itself and to such Guarantor, to each Bank that so requests such a Beneficial Ownership Certification.

Administrative Agent shall notify in writing Borrower and the Banks of the effectiveness of this Amendment, and such notice shall be conclusive and binding.
3.Representations and Warranties. Borrower hereby certifies that: (a) no Default or Event of Default exists as of the date hereof or would exist immediately after giving effect to this Amendment; (b) each of the representations and warranties of Borrower and the other Loan Parties contained in the Amended Credit Agreement and in each of the other Loan Documents are true and correct in all material respects as of the date hereof (except in those cases where such representation or warranty expressly relates to an earlier date or is qualified as to “materiality”, “Material Adverse Change” or similar language (which shall be true and correct in all respects) and except for changes in factual circumstances not prohibited thereunder); (c) no consent, approval, order or authorization of, or registration or filing with, any third party (other than any required filing with the SEC, which, to the extent required, Borrower agrees to file in a timely manner) is required in connection with the execution, delivery and carrying out of this Amendment or, if required, has been obtained; and (d) this Amendment has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein and as may be limited by equitable principles generally. Borrower confirms that the Obligations remain outstanding without defense, set off, counterclaim, discount or charge of any kind as of the date of this Amendment. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default under any Loan Document, or a waiver or

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release of any of the Banks’ or Administrative Agent’s rights and remedies (all of which are hereby reserved).

4.Ratification. Without in any way establishing a course of dealing by Administrative Agent or any Bank, Borrower hereby reaffirms and confirms its obligations under the Amended Credit Agreement and the other Loan Documents to which it is a party and each and every such Loan Document executed by the undersigned in connection with the Existing Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. This Amendment is not intended to and shall not constitute a novation. All references to the Existing Credit Agreement contained in the above‑referenced documents shall be a reference to the Amended Credit Agreement and as the same may from time to time hereafter be amended, restated, supplemented or otherwise modified.

5.GOVERNING LAW. This Amendment shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York.

6.Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require Administrative Agent to accept electronic signatures in any form or format without its prior written consent.
7.Headings. The headings of this Amendment and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Amendment.

8.Miscellaneous. This Amendment shall constitute a Loan Document under the Amended Credit Agreement. This Amendment sets forth the entire agreement among the parties hereto relating to the transactions contemplated hereby (except with respect to agreements relating solely to compensation, consideration and the coordinated syndication of the Loan). No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof. The provisions of this Amendment are intended to be severable. If for any reason any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction. Borrower hereby represents and warrants that it has consulted with independent legal counsel of its selection in connection herewith and is not relying on any representations or warranties of Administrative Agent or its counsel in entering into this Amendment.

REST OF PAGE INTENTIONALLY LEFT BLANK

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their authorized officers all as of the day and year first above written.

BORROWER:

JBG SMITH PROPERTIES LP

By:    JBG SMITH Properties,
a Maryland real estate investment trust,
its General Partner

By: /s/ Stephen Theriot
Name: Stephen Theriot
Title: Chief Financial Officer and Treasurer

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First Amendment to Credit Agreement

WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as Administrative Agent, a Bank, Fronting Bank and Swingline Lender

By: /s/ Kristen Ray
Name: Kristen Ray
Title: Vice President

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JPMORGAN CHASE BANK, N.A.,
as a Bank, Fronting Bank and Swingline Lender

By: /s/ Sangeeta Mahadevan
Name: Sangeeta Mahadevan
Title: Executive Director

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BANK OF AMERICA, N.A.,
as a Bank, a Fronting Bank and a Swingline Lender

By: /s/ Courtney Raburn
Name: Courtney Raburn
Title: Senior Vice President

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CAPITAL ONE, NATIONAL ASSOCIATION,
as a Bank, a Fronting Bank and a Swingline Lender

By: /s/ Barbara Heubner
Name: Barbara Heubner
Title: Vice President

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PNC BANK, NATIONAL ASSOCIATION,
as a Bank

By: /s/ Kinnery Clinebell
Name: Kinnery Clinebell
Title: Senior Vice President

Signature Page to JBG SMITH
First Amendment to Credit Agreement

CITIZENS BANK, N.A.
as a Bank, a Fronting Bank and a Swingline Lender

By: /s/ Brad Bindas
Name: Brad Bindas
Title: Senior Vice President

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First Amendment to Credit Agreement

BMO HARRIS BANK N.A.,
as a Bank

By: /s/ Michael Kauffman
Name: Michael Kauffman
Title: Managing Director

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First Amendment to Credit Agreement

REGIONS BANK,
as a Bank

By: /s/ Nicholas Frerman
Name: Nicholas Frerman
Title: Vice President

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First Amendment to Credit Agreement

TD BANK, N.A.,
as a Bank

By: /s/ Ji’reh Kkore
Name: Ji’reh Kkore
Title: Vice President

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First Amendment to Credit Agreement

THE BANK OF NEW YORK MELLON,
as a Bank

By: /s/ Carol Murray
Name: Carol Murray
Title: Director

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First Amendment to Credit Agreement

THE BANK OF NOVA SCOTIA,
as a Bank

By: /s/ Bradley Walker
Name: Bradley Walker
Title: Director

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First Amendment to Credit Agreement

SUNTRUST BANK,
as a Bank

By: /s/ Trudy Wilson
Name: Trudy Wilson
Title: Vice President, Portfolio Management

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First Amendment to Credit Agreement

FIFTH THIRD BANK, an Ohio Banking Corporation, as a Bank

By: /s/ Lauren Smetana
Name: Lauren Smetana
Title: Vice President

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First Amendment to Credit Agreement

SANTANDER BANK N.A.,
as a Bank

By: /s/ Michael J. Corbett
Name: Michael J. Corbett
Title: SVP

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First Amendment to Credit Agreement

GOLDMAN SACHS BANK USA,
as a Bank

By: /s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

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First Amendment to Credit Agreement

MORGAN STANLEY BANK, N.A.,
as a Bank

By: /s/ Andrew Mascarenhas
Name: Andrew Mascarenhas
Title: Authorized Signatory

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First Amendment to Credit Agreement

SOCIÉTÉ GÉNÉRALE,
as a Bank
By: /s/ John Hogan
Name: John Hogan
Title: Director

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First Amendment to Credit Agreement

LANDESBANK BADEN-WÜRTTEMBERG, NEW YORK BRANCH, as a Bank

By: /s/ David McGannon
Name: David McGannon
Title: Director
By: /s/ Chase Cassidy
Name: Chase Cassidy
Title: Associate Director

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First Amendment to Credit Agreement

ING CAPITAL LLC,
as a Bank
By: /s/ Sofya Shuster
Name: Sofya Shuster
Title: Vice President
By: /s/ Craig R. Bender
Name: Craig R. Bender
Title: Managing Director

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First Amendment to Credit Agreement

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Bank
By: /s/ Adam Jenner
Name: Adam Jenner
Title: Director
By: /s/ Steven Jonassen
Name: Steven Jonassen
Title: Managing Director

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First Amendment to Credit Agreement

ASSOCIATED BANK, NATIONAL ASSOCIATION
as a Bank
By: /s/ Michael J. Sedivy
Name: Michael J. Sedivy
Title: Senior Vice President

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First Amendment to Credit Agreement

UNITED BANK, as a Bank

By: /s/ Paul P. Adams
Name: Paul P. Adams
Title: Senior Vice President

Signature Page to JBG SMITH
First Amendment to Credit Agreement